SPDR Series Trust

SPDR S&P Internet ETF

Supplement dated September 24, 2018 to the Summary Prospectus dated October 31, 2017

The SPDR S&P Internet ETF (the “Fund”) seeks to track the performance of the S&P Internet Select Industry Index, which represents the internet segment of the S&P Total Market Index (the “S&P TMI”). In connection with changes to the Global Industry Classification Standard (GICS) structure, the internet segment of the S&P TMI has been updated to include the following sub-industries: Internet & Direct Marketing Retail, Internet Services & Infrastructure and Interactive Media & Services. As a result, effective immediately, the Summary Prospectus is revised as follows:

1.	All references to the sub-industries comprising the internet segment of the S&P TMI in “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” section are updated as noted above.

2.	The following is added to the “PRINCIPAL RISKS OF INVESTING IN THE FUND” section:

Communication Services Sector Risk: Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

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